                          SECOND AMENDMENT TO
               SECOND AMENDED AND RESTATED LOAN AGREEMENT


             THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (The "Second Amendment") is made and dated as of the 28 day of December, 1994 by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, each other bank signatory hereto set forth on the signature pages of this Second Amendment and any such other banks as from time to time may be party hereto (collectively referred to herein as the "Banks" and, individually, a "Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as agent (in such capacity, the "Agent") and FURON COMPANY, a California corporation ("Borrower").


                                RECITALS

             A. Pursuant to that certain Second Amended and Restated Loan Agreement, dated as of January 28, 1994, among the Banks and Borrower (as amended from time to time, the "Agreement"), the Banks agreed to extend credit to Borrower on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Agreement.

             B. Borrower and the Banks desire to amend the Agreement in certain respects, all as set forth more particularly below.

             NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                 AGREEMENT

             1.       Amendments.  The Agreement is amended as follows:

                      1.1 Amendment to Consolidated Tangible Effective Net Worth. Section 5.7 of the Agreement is hereby deleted in its entirety and is replaced with the following:

                              "5.7 Consolidated Tangible Effective Net Worth. Borrower shall maintain a Consolidated Tangible Effective Net
         Worth of at least (i) the amount of the Borrower's Consolidate Tangible Effective Net Worth as of October 29, 1994 minus (ii) $8,000,000 plus (iii) 50% of all positive Consolidate Net Income of Borrower earned since October 29, 1994 plus (iv) 100% of the net proceeds from the issuance of equity securities (other than equity securities issued pursuant to any of Borrower's employee benefit plans) minus (v) incremental goodwill attributable to the purchase of Custom Coating and Laminating, which is not to exceed $22,300,000."

                      1.2     Amendment to Successor Agent Paragraph.  Section
8.7 of the Agreement is hereby amended to add to the end thereof the following:
"Upon resignation of the Agent, the rights of the Agent under Sections 8.4, 8.5, 8.6, 9.3 and 9.10 shall inure to the benefit of the resigning Agent with respect to the actions taken prior to resignation."

             2. Extension of Line A Commitment Termination Date. In accordance with Section 2.5(c) of the Agreement, each of the Banks by its signature below agrees that on the Effective Date of this Second Amendment the Line A Commitment Termination date is extended until January 26, 1996.

             3. Effective Date. This Second Amendment shall become effective as of the date that it is fully executed by each of the parties hereto and the Agent shall have received such evidence as it shall reasonably request at the request of the Banks that each of the representations and warranties contained in the Second Amendment are true and correct.

                                                                  EXHIBIT 10.11A

             4. No Other Amendment. Except as expressly amended herein, the Agreement and all other Loan Documents shall remain in full force and effect as currently written.

             5. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

             6. Representations and Warranties. Borrower hereby represents and warrants to the parties hereto as follows:

                      6.1     Borrower has all corporate power and
corporate authority to execute and deliver, and to perform all of its obligations under this Second Amendment.

                      6.2 The execution and delivery by Borrower and the performance by Borrower of each of its obligations under the Second Amendment have been duly authorized by all necessary corporate action and do not:

                              (a)      require any consent or approval not
heretofore obtained of any shareholder, security holder or creditor of Borrower;

                              (b)      violate any provision of the
articles of incorporation or the bylaws of Borrower;

                              (c)      result in or require the creation or
imposition of any Lien (other than under the Loan Documents) upon or with respect to Property now owned or leased or hereafter acquired by Borrower;

                              (d)      violate any provision of any Law,
order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower which would reasonably be expected to have a materially adverse effect on the Property or business condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole; or

                              (e)      result in a breach of or constitute
a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other material agreement, lease or instrument to which Borrower is a party or by which Borrower or any Property of Borrower is bound or affected.

                      6.3 Borrower and each of its Subsidiaries is not in default under or in violation of any Law, orders, writ, judgment injunction, decree, determination, award, indenture, agreement, lease or instrument in any respect that is materially adverse to the interests of the Banks under this Second Amendment or that could materially impair the ability of the Borrower to perform its obligations under this Second Amendment.

                      6.4 No authorization, consent, approval, order, license, permit or exemption from, or filing, registration or qualification with, any Governmental Agency is or will be required under applicable law to authorize or permit the execution and delivery by the Borrower of this Second Amendment, and the payment by Borrower of all amounts due under the Loan Documents.

                      6.5 This Second Amendment, when executed and delivered, will constitute legal, valid and binding obligations of Borrower and is enforceable against Borrower in accordance with its terms except enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.

                      6.6 At and as of the date of execution hereof and at and as of the effective date of this Second Amendment (1) the representations and warranties of the Borrower contained in the Agreement are accurate and complete in all material respects, and (2) no event has occurred and is continuing that is a Default or an Event of Default.

             In WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the day and year first above written.

                                          FURON COMPANY, a California
                                          corporation


                                          By:_________________________________
                                          Name:   J. Michael Hagan
                                          Title:  Chairman of the Board of
                                                  Directors


                                          By:_________________________________
                                          Name:   Monty A. Houdeshell
                                          Title:  Vice President and Chief
                                                  Financial Officer


                                          BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as Agent


                                          By:    _____________________________
                                          Name:  _____________________________
                                          Title: _____________________________


                                          BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION, as Agent


                                          By:    _____________________________
                                          Name:  _____________________________
                                          Title: _____________________________


                                          THE BANK OF NEW YORK


                                          By:    _____________________________
                                          Name:  _____________________________
                                          Title: _____________________________

                                          BANK ONE, COLUMBUS, NATIONAL
                                          ASSOCIATION


                                          By:    _____________________________
                                          Name:  _____________________________
                                          Title: _____________________________


                                          BANK OF AMERICA ILLINOIS


                                          By:    _____________________________
                                          Name:  _____________________________
                                          Title: _____________________________